CLOSED END

Alliance All-Market
Advantage Fund

Annual Report
September 30, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO]
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
October 24, 2000

Dear Shareholder:

This report discusses investment results and market activity for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund which trades under the New York Stock Exchange symbol "AMO," for the annual reporting period ended September 30, 2000.

Investment Objective and Policies

The investment objective of this closed-end fund is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Advisor's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely researched, high-quality companies that, in the judgment of the Advisor, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures, and leverage in an effort to enhance returns. The use of these techniques entail special risks.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Standard & Poor's (S&P) 500 Stock Index and the Russell 1000 Growth Stock Index.

INVESTMENT RESULTS*
Periods Ended March 31, 2000

                                                      ---------------------
                                                          Total Returns
                                                      ---------------------
                                                      6 Months    12 Months
--------------------------------------------------------------------------------

Alliance
All-Market
Advantage
Fund                                                   -9.92%        20.17%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                            -3.60%        13.27%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                  -7.93%        23.43%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of September 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The indices reflect no fees or expenses. An investor cannot invest directly in the indices, and their results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

      Additional investment results appear on pages 7-9.


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                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For the six-month period ending September 30, 2000, the main reason for the Fund's relative underperformance was poor stock selection in PC-related and wireless industries within the technology sector. Core holdings in Intel Corp., Microsoft Corp., Applied Materials, Inc. and Nokia Corp. experienced at least 30% declines during this period. Counterbalancing the weak performance of these names was strong performance in financial names like MBNA Corp. and Citigroup, Inc., pharmaceutical names like Pfizer, Inc. and Schering-Plough Corp., and technology names like EMC Corp. and Corning, Inc.

For the 12-month period ending September 30, 2000, the Fund's overperformance versus the S&P 500 Stock Index and underperformance versus the Russell 1000 Growth Stock Index were due to the Fund's weighting in technology relative to the benchmarks. Over the six-month period, the Fund's technology weighting was 45.18%. The S&P 500 Stock Index technology weighting at fiscal year-end was approximately 30% while the Russell 1000 Growth Stock Index weighting was approximately 56%. AMO ended its fiscal year with a technology weighting of approximately 40%. Since the technology sector was a strong performer during the fiscal year, the Fund's technology overweighting relative to the S&P 500 Stock Index was a positive contributor to performance against that index while the Fund's technology underweighting relative to the Russell 1000 Growth Stock Index was a negative contributor to performance against that index. During the 12-month period ended September 30, 2000, the Fund paid four distributions totaling $7.44 per share. The Fund's net asset value (NAV) ended the period at $42.58 per share.

The Year in Review

In the first six months of the Fund's fiscal year, market leadership continued to favor "growth" style investing, which was led by the technology sector, as evidenced by the 80% six-month return in the NASDAQ 100 ending March 31, 2000. However, as the year progressed, it became obvious that the Federal Reserve would continue to raise interest rates in order to slow down the economy from the 5%+ Gross Domestic Product (GDP) levels and attempt to keep inflation in the moderate camp. Growth style managers faced a tough market during these spring months as investors more heavily discounted future earnings of many growth stocks (especially technology stocks) in the face of higher interest rates.

The market turned positive during the summer months as investors believed that the Federal Reserve was nearing an end to its interest rate increases and the prospects of a pending "soft landing" economy rose. However, the positive bias of the market quickly turned negative in September as weaker than expected corporate earnings were pre-announced. The weaker earnings, primarily driven by a slowing economy,


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2 o ALLIANCE ALL-MARKET ADVANTAGE FUND
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

higher oil prices and a weak euro raised the probability of a "hard landing" economy. The blue-chip companies that pre-announced earnings misses covered all industries. Weaker PC and wireless demand hurt companies like Intel Corp., Dell Computer Corp. and Nokia Corp. Weaker consumer spending caused Home Depot, Inc. to report lower earnings. Morgan Stanley Dean Witter & Co., a financial company, missed earnings. Cyclical companies (UAL, International Paper, ALCOA) reported lower than expected earnings.

Despite some positive offsets, such as the collective intervention by the G-7 nations to support the weakened euro and the U.S. government's decision to release petroleum from its strategic reserves, investors remained jittery over the economy. We were buyers of high-quality technology companies into the broad price weakness with the exception of PC-related technologies. Furthermore, we continue to believe that "growth" style investing will remain the preferred approach for the foreseeable future. While many "value" stocks appear cheap on several valuation metrics, their ability to generate strong earnings growth in a "zero-pricing-power" environment remains questionable. Ultimately, stock prices must follow their earnings fundamentals, which is why we believe "growth," defined as prospective relative earnings per share strength, will retain its favored status in the quarters ahead.

Two of the largest "gross long" (i.e., stock plus call options purchased) portfolio positions are Citigroup, Inc./Associates First Capital Corp. and Tyco International Ltd. In the financial sector, Citigroup, Inc. offers an attractive 17x price-to-earnings (P/E) ratio for 15% to 20% earnings per share growth, particularly after the accretive Associates First Capital Corp. acquisition. Tyco International Ltd., an industrial sector holding, is an extremely compelling investment, trading at 19x 2001 EPS estimates for at least 25% EPS growth supported by at least 12% organic top-line growth.

At the end of September 2000, the short positions in the Fund consisted of written calls against individual stocks, stocks sold short, written calls and purchased puts against the market indices, and index futures sold short.

Market Environment and Outlook

Our outlook for the U.S. economy and financial markets remains generally favorable, with an overlay of caution due to recent European economic weakness. Looking out over the next six to 12 months, the most ideal (and we still forecast the most probable) economic scenario continues to be a soft landing. This should allow enough GDP growth at 2.5% to 3.5% to enable the better-positioned "growth" companies to deliver strong earnings. Expected core inflation, the market's key fundamental indicator, should remain moderate


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

at 2% to 2.5%. The market will remain volatile as market sentiment vacillates with the economic data and corporate earnings reports, but we think the general trend will be upwards. Importantly, it will be a stock picker's marketplace more than ever, with the winning stocks delivering on their fundamentals.

The increased risk to the market is a hard landing scenario, as it will invite many more company-specific earnings disappointments. We believe that we will have more evidence during the upcoming third quarter earnings per share reporting period to assess the probability of this less equity-friendly scenario. However, if the economy ends up being weaker than currently forecasted in the quarters ahead, there is reason for the Federal Reserve to accommodate given that Federal Reserve fund rates are at 6.5%, and the real rate is historically high.

The most important factor for equities continues to be a benign inflation forecast. According to government data, labor productivity improvements (approximately 2% to 4%) have offset healthy nominal wage gains of 3.5% to 4.0%, which underpins our confidence in the continuation of moderate inflation. Our ongoing focus will be on productivity and unit labor cost trends, since real labor costs represent two-thirds of the consumer price index (CPI). Also, U.S. consumers and corporate purchasing departments remain steadfast against price increases. This is unlikely to change given that our global economy exhibits characteristics of deregulation, sufficient capacity, and the rise of the Internet. In addition, the risk of a destabilizing synchronized global recovery has decreased because of the slowing U.S. economy. On the negative side of our benign expected inflation forecast are the two wildcards of the weak euro and higher oil prices which are made potentially worse by brewing Mideast tensions. There is a destabilizing risk to the healthy global economy and moderate inflation due to the weakened purchasing power of the euro, down 30% from its launch in 1999. Combining that with oil prices now above $30 (a 100% annual increase), Europeans have significantly less discretionary income to consume other goods and services. Both a depressed euro and higher oil prices increase the concerns over global inflation and export weakness for our U.S.-based companies.

Portfolio Strategy

Our prior full year 2000 expectations for U.S. equity market returns were for an historical trend performance range of 10% to 12% (in line with corporate profits growth). Those expectations have been reduced to 5% to 10% with elevated volatility due to the increased probability of a European-induced "hard landing." Going into 2000, given


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

that the S&P 500 Stock Index was up an impressive 21% for 1999, we structured the portfolio more defensively. Accordingly, we averaged a net long of approximately 95% within an 80% to 120% range for the first two quarters of calendar year 2000, and in the third quarter, averaged 105% due to our forecast of a favorable soft landing. Starting the fourth quarter, due to our mixed perspective on the economy, we have again structured the portfolio more defensively, at 95% net long exposure with a bias to moving the net exposure, up to 100% to 110% on increased evidence of a soft landing, stronger euro, or lower oil prices. Recognizing that current stock prices reflect future corporate performance, we remain fundamentally focused on identifying the companies with strong prospective earnings growth trading at the most reasonable valuations. We will continue to capture substantial risk premiums by selling at-the-money and slightly in-the-money calls on the S&P 500 Stock Index and NASDAQ, while purchasing S&P 500 Stock Index puts for absolute protection. It is important, however, to remember that this is a long-biased fund; therefore, our protection can mitigate, but not avoid, losses if the market should experience a sustained decline.

At the end of the quarter, the gross long portfolio had a weighted average P/E ratio multiple of 35x for 25% projected 2001 earnings growth, versus 23x for 9% earnings growth for the S&P 500 Stock Index. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (three times the market's growth rate) for a modest 50% premium to the market's valuation. Our rigorous bottom-up, company specific-research process is especially important in today's environment where companies with disappointing fundamentals receive harsh treatment from the market. Our investment strategy ignores the media hype about "new/old economy" stocks and concentrates on identifying strong fundamentals on a company by company basis in the "real" economy.

Quarterly Distribution

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------
[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Alfred Harrison

[PHOTO OMITTED] Michael J. Reilly

Portfolio managers, Alfred Harrison and Michael J. Reilly, have 49 years of combined investment experience.
--------------------------------------------------------------------------------

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President


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6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 9/30/00

                                o Alliance All-Market Advantage Fund (NAV)
                                o S&P 500 Stock Index
                                o Russell 1000 Growth Stock Index

                            [MOUNTAIN GRAPH OMITTED]

Alliance All-Market Advantage Fund (NAV): $46,021
Russell 1000 Growth Stock Index: $40,823
S&P 500 Stock Index: $35,120

This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/30/94 to 9/30/00) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market.

When comparing Alliance All-Market Advantage Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

*     Closest month-end after Fund's inception date of 11/4/94.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                                o Alliance All-Market Advantage Fund (NAV)
                                o Russell 1000 Growth Stock Index

                               [BAR GRAPH OMITTED]

      Alliance All-Market Advantage Fund (NAV) - Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                                Alliance All-Market          Russell 1000
                                Advantage Fund (NAV)      Growth Stock Index
--------------------------------------------------------------------------------
9/30/95*                              28.60%                    29.14%
9/30/96                                8.10%                    21.40%
9/30/97                               65.66%                    36.30%
9/30/98                               12.49%                    11.11%
9/30/99                               42.20%                    34.85%
9/30/00                               20.17%                    23.43%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* The Fund's return for the period ended 9/30/95 is from the Fund's inception date of 11/4/94 through 9/30/95. The benchmark's return for the period ended 9/30/95 is from 10/31/94 through 9/30/95.


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8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2000

INCEPTION DATE      PORTFOLIO STATISTICS

11/4/94             Net Assets ($mil): $152.1

SECTOR BREAKDOWN

o    46.29% Technology
o    24.05% Finance
o    14.35% Consumer Services             [PIE CHART OMITTED]
o     6.56% Multi-Industry
o     5.72% Health Care
o     0.56% Capital Goods
o     0.47% Utilities
o     0.12% Energy
o     1.88% Short-Term

All data as of September 30, 2000. The Fund's sector breakdown may vary over time. The breakdown is expressed as a percentage of total investments.


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                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
September 30, 2000

                                                                      Percent of
Company                                         Value                 Net Assets
--------------------------------------------------------------------------------
MBNA Corp.(a)                            $ 10,363,913                       6.8%
--------------------------------------------------------------------------------
Tyco International Ltd.(a)                 10,140,562                       6.7
--------------------------------------------------------------------------------
Cisco Systems, Inc.                         9,436,700                       6.2
--------------------------------------------------------------------------------
Citigroup, Inc.(a)                          8,163,138                       5.4
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                   7,146,344                       4.7
--------------------------------------------------------------------------------
Intel Corp.(a)                              7,110,650                       4.7
--------------------------------------------------------------------------------
EMC Corp.(a)                                6,768,950                       4.4
--------------------------------------------------------------------------------
Home Depot, Inc.(a)                         6,571,219                       4.3
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.(a)         5,892,250                       3.9
--------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group Cl. A      5,453,172                       3.6
--------------------------------------------------------------------------------
                                         $ 77,046,898                      50.7%

(a) Adjusted to add the market value of call options purchased and deduct the market value of call options written. See pages 13 and 14.


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2000

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-81.9%

Technology-45.9%
Communication Equipment-14.4%
Corning, Inc.(a) ....................................        9,800  $ 2,910,600
EMC Corp.(a)(b) .....................................       68,800    6,819,800
Nokia Corp. ADR (Finland) ...........................      179,500    7,146,344
Nortel Networks Corp. ...............................       72,400    4,312,325
TyCom Ltd.(b) .......................................       17,200      660,050
                                                                    -----------
                                                                     21,849,119
                                                                    -----------
Computer Hardware-3.7%
Dell Computer Corp.(a)(b) ...........................       90,900    2,800,856
Sun Microsystems, Inc.(a)(b) ........................       23,700    2,766,975
                                                                    -----------
                                                                      5,567,831
                                                                    -----------
Computer Software-5.6%
Microsoft Corp.(b) ..................................       50,200    3,027,687
Oracle Corp.(a)(b) ..................................       60,200    4,740,750
Veritas Software Corp.(a)(b) ........................        5,400      766,800
                                                                    -----------
                                                                      8,535,237
                                                                    -----------
Contract Manufacturing-0.4%
Flextronics International Ltd. (Singapore)(b) .......        8,100      665,213
                                                                    -----------

Internet-2.4%
Alteon Websystems, Inc.(b) ..........................       33,500    3,631,086
                                                                    -----------

Networking Software-7.1%
Cisco Systems, Inc.(b) ..............................      170,800    9,436,700
Juniper Networks, Inc.(a)(b) ........................        6,400    1,401,200
                                                                    -----------
                                                                     10,837,900
                                                                    -----------
Semiconductor Capital Equipment-1.7%
Applied Materials, Inc.(a)(b) .......................       44,100    2,615,681
                                                                    -----------

Semiconductor Components-10.6%
Altera Corp.(b) .....................................       12,900      615,975
Applied Micro Circuits Corp.(a)(b) ..................       10,900    2,256,981
Intel Corp.(a) ......................................      171,400    7,123,813
Maxim Integrated Products, Inc.(b) ..................        2,700      217,181
Micron Technology, Inc.(b) ..........................       15,000      690,000
MMC Networks, Inc.(b) ...............................        1,400      177,100
PMC-Sierra, Inc.(a)(b) ..............................       15,100    3,250,275
SDL, Inc.(b) ........................................        6,000    1,855,875
                                                                    -----------
                                                                     16,187,200
                                                                    -----------
                                                                     69,889,267
                                                                    -----------


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                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Finance-19.2%
Banking-Money Center-5.7%
Citigroup, Inc.(a) ...................................     129,000  $ 6,974,063
J.P. Morgan & Co. ....................................      10,000    1,633,750
                                                                    -----------
                                                                      8,607,813
                                                                    -----------
Brokerage & Money Management-4.6%
Goldman Sachs Group, Inc. ............................      11,000    1,253,312
Merrill Lynch & Co., Inc.(a) .........................      15,000      990,000
Morgan Stanley Dean Witter & Co.(a) ..................      52,000    4,754,750
                                                                    -----------
                                                                      6,998,062
                                                                    -----------
Mortgage Banking-1.3%
Fannie Mae Corp. .....................................      27,000    1,930,500
                                                                    -----------

Miscellaneous-7.6%
Associates First Capital Corp. Cl. A.(a) .............     130,900    4,974,200
Household International, Inc. ........................      20,000    1,132,500
MBNA Corp. ...........................................     143,225    5,514,163
                                                                    -----------
                                                                     11,620,863
                                                                    -----------
                                                                     29,157,238
                                                                    -----------
Consumer Services-12.7%
Broadcasting & Cable-6.7%
AT&T Corp.-Liberty Media
   Group Cl. A(b) ....................................     302,954    5,453,172
Infinity Broadcasting Corp.(b) .......................     145,000    4,785,000
                                                                    -----------
                                                                     10,238,172
                                                                    -----------
Entertainment & Leisure-0.4%
Time Warner, Inc. ....................................       7,300      571,225
                                                                    -----------

Retail-General Merchandise-5.6%
Home Depot, Inc.(a) ..................................     120,500    6,394,031
Kohl's Corp.(b) ......................................      35,400    2,042,138
                                                                    -----------
                                                                      8,436,169
                                                                    -----------
                                                                     19,245,566
                                                                    -----------
Multi-Industry-2.4%
Capital Goods-2.4%
Tyco International, Ltd. .............................      70,400    3,652,000
                                                                    -----------

Healthcare-1.1%
Drugs-0.3%
Pfizer, Inc. .........................................      11,100      498,806
                                                                    -----------

Medical Products-0.8%
Medtronic, Inc. ......................................      23,800    1,233,137
                                                                    -----------
                                                                      1,731,943
                                                                    -----------


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
Company                                              Contracts(c)   U.S. $ Value
--------------------------------------------------------------------------------

Capital Goods-0.6%
Electrical Equipment-0.6%
General Electric Co. .............................      15,000      $    865,313
                                                                    ------------

Total Common Stocks
   (cost $81,209,105) ............................                   124,541,327
                                                                    ------------

Call Options Purchased-17.7%(b)
America Online, Inc.
   expiring Jan ' 02 @ $27.50 ....................         450         1,350,000
AT&T Corp.
   expiring Nov ' 00 @ $20 .......................         750           721,875
BP Amoco PLC
   expiring Jan '01 @ $40 ........................         135           183,094
Citigroup, Inc.
   expiring Jan '01 @ $26.25(d) ..................         100           374,063
   expiring Jan '01 @ $30(d) .....................         100           327,512
   expiring Jan '01 @ $40(e) .....................         100           487,500
Home Depot, Inc.
   expiring Jan '01 @ $30(e) .....................          50           177,188
MBNA Corp.
   expiring Jan '01 @ $15 ........................       2,042         4,849,750
Merrill Lynch & Co., Inc.
   expiring Jan '01 @ $22.50 .....................         200           875,000
Morgan Stanley Dean Witter & Co.
   expiring Jan '01 @ $35 ........................         200         1,137,500
Pfizer, Inc.
   expiring Jan '01 @ $60 ........................         660         4,273,500
Schering-Plough Corp.
   expiring Jan '01 @ $20 ........................       1,065         2,848,875
Time Warner, Inc.
   expiring Jan '01 @ $35 ........................         250         1,102,500
   expiring Jan '01 @ $40 ........................         426         1,674,180
Tyco International Ltd.
   expiring Jan '01 @ $15 ........................       1,225         4,547,812
   expiring Jan '01 @ $20 ........................         100           325,625
   expiring Jan '01 @ $25 ........................         590         1,615,125
                                                                    ------------

Total Call Options Purchased
   (cost $19,543,630) ............................                    26,871,099
                                                                    ------------

Put Options Purchased-0.2%(b)
Dell Computer, Inc.
   expiring Oct '00 @ $40 (cost $216,200) ........         400           360,000
                                                                    ------------


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                            Contracts(c) or
                                                  Principal
                                                     Amount
Company                                               (000)         U.S. $ Value
--------------------------------------------------------------------------------

Short Term Investment-1.9%
Commercial Paper-1.9%
General Electric Capital Corp.
   6.68%, 10/02/00
   (amortized cost $2,908,460) ...............       $2,909       $   2,908,460
                                                                  -------------

Total Investments-101.7%
   (cost $103,877,395) .......................                      154,680,886
                                                                  -------------

Call Options Written-(0.9%)(b)
Applied Materials, Inc.
   expiring Oct '00 @ $200 ...................           20             (42,000)
Applied Micro Circuits, Inc. .................
   expiring Oct '00 @ $195 ...................           43             (95,137)
   expiring Oct '00 @ $210 ...................           20             (26,000)
Chicago Board Options Exchange
   NASDAQ 100 Index
   expiring Oct '00 @ $3,700 .................            8             (70,400)
   expiring Oct '00 @ $3,750 .................            4             (29,450)
Corning, Inc.
   expiring Oct '00 @ $310 ...................           20             (32,000)
   expiring Oct '00 @ $320 ...................           15             (19,500)
EMC Corp.
   expiring Oct '00 @ $100 ...................          113             (50,850)
Intel Computer Corp.
   expiring Oct '00 @ $47.50 .................          162             (13,163)
Juniper Networks, Inc.
   expiring Oct '00 @ $200 ...................           27             (78,638)
   expiring Oct '00 @ $220 ...................           27             (45,900)
Merrill Lynch & Co., Inc.
   expiring Oct '00 @ $60 ....................          294            (220,500)
   expiring Oct '00 @ $65 ....................           40             (14,500)
Oracle Corp.
   expiring Oct '00 @ $80 ....................          188             (65,800)
PMC-Sierra, Inc.
   expiring Oct '00 @ $220 ...................           96            (132,000)
   expiring Oct '00 @ $230 ...................           18             (14,625)
Standard & Poor's 500 Index
   expiring Oct '00 @ $1425 ..................           27             (95,850)
   expiring Oct '00 @ $1450 ..................           54            (113,400)
Sun Microsystems, Inc.
   expiring Oct '00 @ $115 ...................           54             (44,550)
   expiring Oct '00 @ $120 ...................           54             (29,025)
Veritas Software Corp.
   expiring Oct '00 @ $140 ...................           27             (33,412)
   expiring Oct '00 @ $145 ...................           28             (30,800)
                                                                  -------------

Total Call Options Written
   (premiums received $1,478,698) ............                       (1,297,500)
                                                                  -------------


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------


Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

Securities Sold Short-(0.1%)
Technology-(0.1%)
Semiconductor Components-(0.1%)
Advanced Micro Devices, Inc.(b)
   (proceeds $127,924) ............................     5,300    $    (125,213)
                                                                 -------------

Total Investments, Net of Outstanding Call
   Options Written and Securities Sold
   Short-100.7%
   (cost $102,270,772) ............................                153,258,173
Other assets less liabilities-(0.7%) ..............                 (1,143,121)
                                                                 -------------

Net Assets-100% ...................................              $ 152,115,052
                                                                 =============

(a) Securities, or a portion thereof, have been segregated to collateralize open options written, short sales and future contracts. These collaterals have a total market value of approximately $38,282,863.

(b)   Non-income producing security.

(c)   One contract relates to 100 shares unless otherwise indicated.

(d)   One contract relates to 133 shares.

(e)   One contract relates to 150 shares.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2000

Assets
Investments in securities, at value (cost $103,877,395) ........    $154,680,886
Cash ...........................................................           1,818
Receivable for investment securities sold ......................       9,975,864
Receivable for variation margin on futures contracts ...........         106,849
Dividends receivable ...........................................          24,412
Other assets ...................................................          10,461
                                                                    ------------
Total assets ...................................................     164,800,290
                                                                    ------------
Liabilities
Outstanding call options written, at value
   (premiums received $1,478,698) ..............................       1,297,500
Securities sold short, at value (proceeds $127,924) ............         125,213
Payable for investment securities purchased ....................       6,612,957
Dividends payable ..............................................       4,158,686
Advisory fee payable ...........................................         206,050
Administration fee payable .....................................          29,510
Accrued expenses and other liabilities .........................         255,322
                                                                    ------------
Total liabilities ..............................................      12,685,238
                                                                    ------------
Net Assets .....................................................    $152,115,052
                                                                    ============
Composition of Net Assets
Capital stock, at par ..........................................    $     35,727
Additional paid-in capital .....................................      88,404,036
Accumulated net realized gain on investments, short sales,
   futures and written option transactions .....................      12,624,243
Net unrealized appreciation/depreciation of investments,
   short sales, options written, futures contracts and
   foreign currency denominated assets and liabilities .........      51,051,046
                                                                    ------------
                                                                    $152,115,052
                                                                    ============
Net Asset Value Per Share (based on 3,572,754
   shares outstanding) .........................................    $      42.58
                                                                    ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2000

Investment Income
Dividends (net of foreign tax withheld
   of $11,620) ..................................   $  433,192
Interest ........................................      116,171    $    549,363
                                                    ----------
Expenses
Advisory fee ....................................    2,847,687
Administrative ..................................      419,366
Shareholder servicing ...........................      167,744
Custodian .......................................      136,067
Audit and legal .................................       63,044
Printing ........................................       55,955
Directors' fees and expenses ....................       33,500
Registration ....................................       12,018
Transfer agency .................................        7,778
Amortization of organization expenses ...........          392
Miscellaneous ...................................        4,628
                                                    ----------
Total expenses before interest ..................    3,748,179
Interest expense on short sales .................        6,287
                                                    ----------
Total expenses ..................................                    3,754,466
                                                                  ------------
Net investment loss .............................                   (3,205,103)
                                                                  ------------
Realized and Unrealized Gain (Loss) on
Investments, Short Sales, Foreign
Currency, Futures and Written Option
Transactions
Net realized gain on long transactions ..........                   37,180,460
Net realized gain on short sale transactions ....                      230,953
Net realized loss on foreign currency
   transactions .................................                      (28,829)
Net realized loss on future transactions ........                     (528,723)
Net realized loss on written option
   transactions .................................                   (5,365,436)
Net change in unrealized
   appreciation/depreciation of investments,
   short sales, foreign currency, futures and
   options written ..............................                     (101,138)
                                                                  ------------
Net gain on investment and foreign currency
   transactions .................................                   31,387,287
                                                                  ------------
Net Increase in Net Assets from
   Operations ...................................                 $ 28,182,184
                                                                  ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                      2000             1999
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (3,205,103)   $  (2,320,637)
Net realized gain on investments,
   short sales, written options, futures
   and foreign currency transactions .........      31,488,425       23,897,629
Net change in unrealized
   appreciation/depreciation of investments,
   short sales, foreign currency, futures and
   options written ...........................        (101,138)      17,182,666
                                                 -------------    -------------
Net increase in net assets from operations ...      28,182,184       38,759,658
Distributions to Shareholders from:
Net realized gain on investments .............     (26,585,936)     (11,970,696)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of common stock ..................              -0-         274,154
Proceeds from sale of shares of common
   stock in rights offering ..................              -0-      41,903,669
                                                 -------------    -------------
Total increase ...............................       1,596,248       68,966,785
Net Assets
Beginning of period ..........................     150,518,804       81,552,019
                                                 -------------    -------------
End of period ................................   $ 152,115,052    $ 150,518,804
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2000

NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Organization Expenses

Organization expenses of approximately $20,000 had been deferred and fully amortized on a straight-line basis through November, 1999.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to share-


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

holders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a net operating loss not deductible for tax purposes, resulted in a decrease in undistributed net investment loss, additional paid-in capital and a net increase in accumulated net realized gain on investments, short sales, futures, and written option transactions. This reclassification had no effect on net assets.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the year ended September 30, 2000, the fee as adjusted, amounted to 1.70% of the Fund's average net assets.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of
 .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. For the year ended September 30, 2000, the Fund incurred $1,300 for these services.

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine-Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 2000 amounted to $410,076, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $239,100,678 and $244,767,943, respectively, for the year ended September 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 2000.

At September 30, 2000, the cost of investments for federal income tax purposes was $104,831,371. Accordingly, gross unrealized appreciation of investments was $51,225,421 and gross unrealized depreciation of investments was $1,375,906 resulting in net unrealized appreciation of $49,849,515 (excluding foreign currency transactions and options written).

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At September 30, 2000, the Fund had outstanding contracts, as follows:

                                                         Value at
         Number of             Expiration   Original  September 30,  Unrealized
 Type    Contracts   Position     Month       Value       2000      Appreciation
=======  =========   ========  ==========   ========  ============= ============
S&P 500     17         Short     Dec '00   $6,241,975  $6,178,225     $63,750

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.

Transactions in options written for the year ended September 30, 2000 were as follows:

                                                      Number         Premiums
                                                   of Contracts      Received
                                                   ------------      --------

Options outstanding at beginning
   of year .....................................         335       $    715,376
Options written ................................       8,681         22,811,848
Options terminated in closing purchase
   transactions ................................      (7,428)       (21,793,207)
Option expired .................................        (249)          (255,319)
                                                      ------       ------------
Options outstanding at
   September 30, 2000 ..........................       1,339       $  1,478,698
                                                      ------       ------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 6.59% to the respective brokers on the market value of the short sales.


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized. During the year ended September 30, 2000, there were no shares issued in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                Year Ended September 30,
                                          2000            1999             1998             1997         1996
                                     ------------------------------------------------------------------------
Net asset value,
  beginning of period ..........     $   42.13       $   32.52         $  33.72       $    22.19     $  23.78
                                     ------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ............          (.90)           (.84)(a)         (.77)            (.58)        (.48)
Net realized and unrealized
  gain on investment
  transactions .................          8.79           17.26             4.73            14.40         1.86
                                     ------------------------------------------------------------------------
Net increase in net asset
  value from operations ........          7.89           16.42             3.96            13.82         1.38
                                     ------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............         (7.44)          (4.26)           (5.16)           (2.29)       (2.97)
                                     ------------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights
  offering .....................            -0-          (2.41)              -0-              -0-          -0-
Offering costs charged to
  additional paid-in capital ...            -0-           (.14)              -0-              -0-          -0-
                                     ------------------------------------------------------------------------
Total capital share
  transactions .................            -0-          (2.55)              -0-              -0-          -0-
                                     ------------------------------------------------------------------------
Net asset value,
  end of period ................     $   42.58       $   42.13         $  32.52       $    33.72     $  22.19
                                     ------------------------------------------------------------------------
Market value, end of period ....     $  41.063       $  38.688         $ 36.875       $   31.188     $  19.00
                                     ========================================================================
Total Return
Total investment return
  based on:(b)
  Market value .................         26.32%          15.45%           37.40%           79.27%       13.26%
  Net asset value ..............         20.17%          42.20%           12.49%           65.66%        8.10%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............     $ 152,115       $ 150,519         $ 81,552       $   84,477     $ 55,582
Ratio of expenses to average
  net assets ...................          2.24%           2.39%            2.57%            2.48%        2.87%
Ratio of expenses to average
  net assets excluding
  interest expense(c) ..........          2.23%           2.39%            2.52%            2.43%        2.62%
Ratio of net investment loss
  to average net assets ........         (1.91)%         (1.97)%          (2.18)%          (2.07)%      (2.11)%
Portfolio turnover rate ........           157%            110%              96%             105%         199%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Net of interest expense on short sales as follows:(see Note C).

                            Year Ended September 30,

     2000             1999          1998          1997          1996
  ------------------------------------------------------------------------
    .004%            .003%          .05%          .05%          .25%


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance All-Market Advantage Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
November 6, 2000

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $26,704,514 of capital gain distributions paid by the Fund during the fiscal year ended September 30, 2000 are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity security

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


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                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACMGovernment Opportunity Fund
The Korean Investment Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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30 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers ina table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


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                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 31

NOTES


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32 o ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTES


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                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 33

Alliance All-Market Advantage Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AMAAR900